Exhibit 99.1
PRESS RELEASE
BNB Standard Corporation Appoints Anthony Scaramucci to Its Board of Directors
•Anthony Scaramucci brings more than two decades of investment management experience and deep expertise in digital assets and institutional investing
•Founder and Managing Partner of SkyBridge Capital, Mr. Scaramucci has helped advance institutional engagement with digital assets since 2020
•Mr. Scaramucci will host a fireside chat with BNB Standard CEO Alex Odagiu at the SALT Conference in London on November 4, 2026

LOUISVILLE, CO, November 3, 2026 (GLOBE NEWSWIRE) -- BNB Standard Corporation (Nasdaq: BNC) ("BNB Standard," "BNC," or the "Company"), a growth-oriented company focused on managing the world's largest corporate treasury of BNB, today announced that its Board of Directors (the "Board") has appointed Anthony Scaramucci as a director, effective November 3, 2026. The appointment increases the Board’s size to seven members and brings extensive institutional investment and digital asset expertise to the Company.
Mr. Scaramucci qualifies as an independent director under Nasdaq rules, and his appointment satisfies the Company's obligation under its cooperation agreement with YZi Labs to appoint an additional independent director.
Mr. Scaramucci founded SkyBridge Capital in 2005 and is its Managing Partner. SkyBridge Capital is a global alternative investment firm that has been investing in digital assets since 2020, bringing institutional investment expertise to the evolving sector. He is also the founder and chairman of SALT, a global conference, thought leadership forum and venture studio, that convenes leaders across finance, technology and policy.
Before founding SkyBridge Capital, Mr. Scaramucci co-founded the investment partnership Oscar Capital Management, which Neuberger Berman acquired in 2001. Earlier, he worked in Private Wealth Management at Goldman Sachs & Co. In 2017 he served as Chief Strategy Officer of the Export-Import Bank of the United States and as White House Communications Director. He is a member of the Council on Foreign Relations and the author of several books. Mr. Scaramucci holds a B.A. in Economics from Tufts University and a J.D. from Harvard Law School.
“Anthony has run an investment firm under SEC oversight for two decades, and he spent the last six years taking digital assets to institutional investors,” said Carly E. Howard, Chair of the Board of BNB Standard Corporation. “His experience aligns with BNB Standard’s goal to build stronger relationships with institutional investors. We welcome him to the Board.”
“Last week we rang the Nasdaq opening bell to bring BNB to Wall Street,” said Alex Odagiu, Chief Executive Officer of BNB Standard Corporation. “Anthony has been bringing digital assets to Wall Street since 2020, through products built for institutions and a conference where allocators come to make up their minds. Few people are better placed to help us make the case."
"I am honored to join the BNC board," said Mr. Scaramucci. "BNC gives U.S. investors public-market exposure to BNB, the asset at the center of the Binance ecosystem and the native asset of BNB Chain, one of the most active networks in digital assets. Binance built the industry's largest exchange, and BNB has grown beyond it into a network with millions of users. The asset has come through every stress test this market has thrown at it since 2017. Growth and durability are at the heart of the BNB thesis, and that is why I am here.”
Mr. Scaramucci will host a fireside chat with Mr. Odagiu at the SALT Conference in London on Wednesday, November 4, 2026.

About BNB Standard Corporation
BNB Standard Corporation (Nasdaq: BNC) is a growth-oriented company that focuses on building category-leading businesses in consumer markets, including building and managing the world's largest corporate treasury of BNB.

Forward-Looking Statements
This press release contains statements that constitute "forward-looking statements" within the meaning of the U.S. federal securities laws, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "should," "seek," "approximately," "predict," "intend," "will," "plan," "project," "target," "estimate," "anticipate," "confidence," "conviction," the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. BNC's expectations, beliefs and projections are expressed in good faith, and BNC believes there is a reasonable basis for them. However, there can be no assurance that BNC's expectations, beliefs and projections will result or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.
The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding Mr. Scaramucci's contributions as a director, the composition of the Board and its committees, the timing and format of the fireside chat at the SALT Conference, the Company's leadership and management structure, the Company's DAT 2.0 strategy to operate a validator on BNB Chain and to build an operating business on BNB Chain, the Company's plans to educate institutional investors about the BNB ecosystem and its other future initiatives, the Company's reporting on its BNB holdings and performance, the Company's intended use of its website for disclosure purposes, the Company's execution of its BNB digital asset treasury strategy, the Company's ability to grow BNB per share, the Company's strategy and engagement with the BNB community, the Company's position as the world's largest corporate BNB treasury, treasury management opportunities within the BNB ecosystem, the Company's future financial results, share repurchases, strategy, plans, objectives, expectations (financial or otherwise) and growth potential and the Company's ability to create stockholder value. BNC wishes to caution readers that these forward-looking statements may be affected by the risks and uncertainties in BNC's business, as well as other important factors that may have affected and could in the future affect BNC's actual results and could cause BNC's actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of BNC. In evaluating these forward-looking statements, readers should consider various risk factors, which include, but are not limited to: BNC's ability to manage its leadership transition and to attract, integrate and retain senior management and directors; the accuracy, completeness and timeliness of information presented on BNC's website; differences between Adjusted Net Asset Value and the most directly comparable GAAP measures; BNC's ability to secure, maintain and protect its rights to use the BNB Standard name and related marks; market and community reception of the new name and brand; volatility in the market price of BNB and other digital assets; the concentration of BNC's holdings in BNB and of its custody arrangements within the Binance ecosystem; BNC's ability to establish and operate a validator on BNB Chain, including its selection of and reliance on a third-party infrastructure provider, the amount and variability of validator rewards, and the risk of slashing, downtime, custody or smart contract failure; collateral maintenance and repayment obligations under BNC's master loan facility; the outcome of the litigation relating to BNC's Asset Management Agreement (the "AMA"), BNC's non-payment of accrued management fees, and the enforceability of the AMA's liquidated damages provision; the previously disclosed material weakness in BNC's internal control over financial reporting; BNC's continued compliance with Nasdaq listing requirements; BNC's ability to finance its current business and proposed future business, including the ability to finance the continued acquisition of BNB; evolving laws, regulations and accounting guidance applicable to digital assets; the future value and adoption of BNB; shareholder activism; and execution of the Company's BNB digital asset treasury strategy.
Forward-looking statements are subject to numerous conditions and risks, many of which are beyond BNC's control. In addition, these forward-looking statements and the information in this press release are qualified in their entirety by cautionary statements and risk factor disclosures contained in BNC's filings with the SEC, including BNC's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and BNC's subsequent filings with the SEC, as each may be amended or supplemented from time to time. Copies of BNC's filings with the SEC are available on the SEC's website at www.sec.gov. BNC undertakes no obligation to update these forward-looking statements for revisions or changes after the date of this press release, except as required by law.

CEA Industries Media Inquiries:
bnc@cw8.co
CEA Industries Investor Relations:
james@haydenir.com